EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	4TH	4TH
	QUARTER	QUARTER
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$25,855	$21,246	$4,609	21.69%
Interest Expense	3,563	1,530	2,033	132.88%
Net Interest Income	22,292	19,716	2,576	13.07%
Provision for Loan Losses	2,262	1,128	1,134	100.53%
Net Interest Income After Provision for Loan Losses	20,030	18,588	1,442	7.76%
Noninterest Income	6,110	6,416	(306)	(4.77)%
Net Losses on Available-for-sale Debt Securities	(1)	(1)	0	0.00%
Noninterest Expense	16,587	16,018	569	3.55%
Income Before Income Tax Provision	9,552	8,985	567	6.31%
Income Tax Provision	1,773	1,677	96	5.72%
Net Income	$7,779	$7,308	$471	6.44%
Net Income Attributable to Common Shares (1)	$7,711	$7,256	$455	6.27%
PER COMMON SHARE DATA:
Net Income - Basic	$0.50	$0.46	$0.04	8.70%
Net Income - Diluted	$0.50	$0.46	$0.04	8.70%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,374,579	15,630,094
Number of Shares Used in Computation - Diluted	15,377,161	15,635,892

	YEARS ENDED
	December 31,
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$92,647	$84,501	$8,146	9.64%
Interest Expense	9,519	6,562	2,957	45.06%
Net Interest Income	83,128	77,939	5,189	6.66%
Provision for Loan Losses	7,255	3,661	3,594	98.17%
Net Interest Income After Provision for Loan Losses	75,873	74,278	1,595	2.15%
Noninterest Income	24,412	25,857	(1,445)	(5.59)%
Net Gains on Available-for-sale Debt Securities	20	24	(4)	(16.67)%
Noninterest Expense	67,955	62,472	5,483	8.78%
Income Before Income Tax Provision	32,350	37,687	(5,337)	(14.16)%
Income Tax Provision	5,732	7,133	(1,401)	(19.64)%
Net Income	$26,618	$30,554	$(3,936)	(12.88)%
Net Income Attributable to Common Shares (1)	$26,381	$30,313	$(3,932)	(12.97)%
PER COMMON SHARE DATA:
Net Income - Basic	$1.71	$1.92	$(0.21)	(10.94)%
Net Income - Diluted	$1.71	$1.92	$(0.21)	(10.94)%
Dividends Per Share	$1.12	$1.11	$0.01	0.90%
Number of Shares Used in Computation - Basic	15,455,432	15,765,639
Number of Shares Used in Computation - Diluted	15,458,531	15,771,955

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	December 31,	December 31,
	2022	2021	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$55,048	$104,948	$(49,900)	(47.55)%
Available-for-sale Debt Securities	498,033	517,679	(19,646)	(3.80)%
Loans, Net	1,723,425	1,551,312	172,113	11.09%
Bank-Owned Life Insurance	31,214	30,670	544	1.77%
Bank Premises and Equipment, Net	21,574	20,683	891	4.31%
Deferred Tax Asset, Net	20,884	5,887	14,997	254.75%
Intangible Assets	55,382	55,821	(439)	(0.79)%
Other Assets	48,747	40,648	8,099	19.92%
TOTAL ASSETS	$2,454,307	$2,327,648	$126,659	5.44%

LIABILITIES
Deposits	$1,997,593	$1,925,060	$72,533	3.77%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	142,409	29,845	112,564	377.16%
Senior Notes, Net	14,765	14,701	64	0.44%
Subordinated Debt, Net	24,607	33,009	(8,402)	(25.45)%
Other Liabilities	25,608	23,628	1,980	8.38%
TOTAL LIABILITIES	2,204,982	2,026,243	178,739	8.82%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive (Loss) Income	299,203	296,379	2,824	0.95%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Debt Securities	(50,370)	4,809	(55,179)	(1,147.41)%
Defined Benefit Plans	492	217	275	126.73%
TOTAL STOCKHOLDERS' EQUITY	249,325	301,405	(52,080)	(17.28)%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,454,307	$2,327,648	$126,659	5.44%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	December 31,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,779	$7,308	6.44%
Return on Average Assets (Annualized)	1.29%	1.25%	3.20%
Return on Average Equity (Annualized)	12.90%	9.73%	32.58%

	AS OF OR FOR THE
	YEARS ENDED		%
	December 31,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$26,618	$30,554	(12.88)%
Return on Average Assets (Annualized)	1.12%	1.32%	(15.15)%
Return on Average Equity (Annualized)	10.04%	10.14%	(0.99)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,454,307	$2,327,648	5.44%
Available-for-Sale Debt Securities	498,033	517,679	(3.80)%
Loans, Net	1,723,425	1,551,312	11.09%
Allowance for Loan Losses	16,615	13,537	22.74%
Deposits	1,997,593	1,925,060	3.77%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$325,677	$334,741	(2.71)%
Trust Assets Under Management	1,063,615	1,232,919	(13.73)%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.71	$1.92	(10.94)%
Net Income - Diluted	$1.71	$1.92	(10.94)%
Dividends	$1.12	$1.11	0.90%
Common Book Value	$16.07	$19.13	(16.00)%
Tangible Common Book Value (a)	$12.50	$15.58	(19.77)%
Market Value (Last Trade)	$22.86	$26.12	(12.48)%
Market Value / Common Book Value	142.25%	136.54%	4.18%
Market Value / Tangible Common Book Value	182.88%	167.65%	9.08%
Price Earnings Multiple (Annualized)	13.37	13.60	(1.69)%
Dividend Yield (Annualized)	4.90%	4.25%	15.29%
Common Shares Outstanding, End of Period	15,518,819	15,759,090	(1.52)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	December 31,		INCREASE
	2022	2021	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	8.08%	10.81%	(25.25)%
Nonperforming Assets / Total Assets	1.04%	0.94%	10.64%
Allowance for Loan Losses / Total Loans	0.95%	0.87%	9.20%
Total Risk Based Capital Ratio (b)	15.79%	18.21%	(13.29)%
Tier 1 Risk Based Capital Ratio (b)	13.48%	15.22%	(11.43)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.48%	15.22%	(11.43)%
Leverage Ratio (b)	10.11%	10.53%	(3.99)%

AVERAGE BALANCES
Average Assets	$2,372,788	$2,319,234	2.31%
Average Equity	$265,093	$301,226	(12.00)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$84,354	$79,074	6.68%
Noninterest Income	24,412	25,857	(5.59)%
Total (1)	$108,766	$104,931	3.65%
Noninterest Expense (2)	$67,955	$62,472	8.78%
Efficiency Ratio = (2)/(1)	62.48%	59.54%	4.94%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,454,307	$2,327,648
Less: Intangible Assets, Primarily Goodwill	(55,382)	(55,821)
Tangible Assets	$2,398,925	$2,271,827
Total Stockholders' Equity	$249,325	$301,405
Less: Intangible Assets, Primarily Goodwill	(55,382)	(55,821)
Tangible Common Equity (3)	$193,943	$245,584

Common Shares Outstanding, End of Period (4)	15,518,819	15,759,090
Tangible Common Book Value per Share = (3)/(4)	$12.50	$15.58

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2022	2022	2022	2021	2021	2021	2021
Interest income	$25,855	$23,710	$21,309	$21,773	$21,246	$21,073	$20,428	$21,754
Interest expense	3,563	2,831	1,684	1,441	1,530	1,614	1,747	1,671
Net interest income	22,292	20,879	19,625	20,332	19,716	19,459	18,681	20,083
Provision for loan losses	2,262	3,794	308	891	1,128	1,530	744	259
Net interest income after provision for loan losses	20,030	17,085	19,317	19,441	18,588	17,929	17,937	19,824
Noninterest income	6,110	5,651	6,830	5,821	6,416	6,359	6,300	6,782
Net (losses) gains on securities	(1)	20	(1)	2	(1)	23	2	0
Noninterest expense	16,587	17,443	17,039	16,886	16,018	15,346	15,399	15,709
Income before income tax provision	9,552	5,313	9,107	8,378	8,985	8,965	8,840	10,897
Income tax provision	1,773	858	1,618	1,483	1,677	1,566	1,780	2,110
Net income	$7,779	$4,455	$7,489	$6,895	$7,308	$7,399	$7,060	$8,787
Net income attributable to common shares	$7,711	$4,416	$7,419	$6,835	$7,256	$7,336	$6,999	$8,722
Basic earnings per common share	$0.50	$0.29	$0.48	$0.44	$0.46	$0.47	$0.44	$0.55
Diluted earnings per common share	$0.50	$0.29	$0.48	$0.44	$0.46	$0.47	$0.44	$0.55

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2022	2022	2022	2022	2021	2021	2021	2021
ASSETS
Cash & Due from Banks	$55,048	$64,044	$69,187	$114,346	$104,948	$198,995	$208,860	$207,145
Available-for-Sale Debt Securities	498,033	487,980	526,837	532,913	517,679	437,857	391,881	366,376
Loans, Net	1,723,425	1,674,076	1,643,057	1,523,919	1,551,312	1,563,008	1,585,481	1,602,926
Bank-Owned Life Insurance	31,214	31,075	30,941	30,805	30,670	30,530	30,391	30,247
Bank Premises and Equipment, Net	21,574	21,881	21,829	21,169	20,683	20,526	20,620	20,740
Deferred Tax Asset, Net	20,884	22,327	16,331	11,818	5,887	5,128	3,408	3,530
Intangible Assets	55,382	55,492	55,602	55,711	55,821	55,955	56,088	56,222
Other Assets	48,747	43,305	46,934	39,690	40,648	42,897	42,334	46,409
TOTAL ASSETS	$2,454,307	$2,400,180	$2,410,718	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

LIABILITIES
Deposits	$1,997,593	$2,039,595	$1,964,270	$1,960,952	$1,925,060	$1,940,141	$1,916,809	$1,923,925
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	142,409	57,920	126,833	22,938	29,845	40,555	46,450	60,230
Senior Notes, Net	14,765	14,749	14,733	14,717	14,701	14,685	14,670	0
Subordinated Debt, Net	24,607	24,580	24,553	33,031	33,009	32,988	32,967	16,534
Other Liabilities	25,608	24,547	21,710	22,525	23,628	27,125	24,034	32,850
TOTAL LIABILITIES	2,204,982	2,161,391	2,152,099	2,054,163	2,026,243	2,055,494	2,034,930	2,033,539

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive (Loss) Income	299,203	295,258	294,621	296,386	296,379	292,997	294,857	293,097
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Securities	(50,370)	(56,766)	(36,307)	(20,492)	4,809	6,300	9,167	6,847
Defined Benefit Plans	492	297	305	314	217	105	109	112
TOTAL STOCKHOLDERS' EQUITY	249,325	238,789	258,619	276,208	301,405	299,402	304,133	300,056
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,454,307	$2,400,180	$2,410,718	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	December 31, 2022		September 30, 2022		December 31, 2021
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$35,166	$31,836	$35,155	$31,599	$25,058	$24,912
Obligations of U.S. Government agencies	25,938	23,430	23,939	21,389	23,936	24,091
Bank holding company debt securities	28,945	25,386	28,944	25,432	18,000	17,987
Obligations of states and political subdivisions:
Tax-exempt	146,149	132,623	146,847	126,710	143,427	148,028
Taxable	68,488	56,812	69,902	58,317	72,182	72,765
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	112,782	99,941	116,833	102,739	98,048	98,181
Residential collateralized mortgage obligations	44,868	40,296	44,075	39,632	44,015	44,247
Commercial mortgage-backed securities	91,388	79,686	89,349	77,383	86,926	87,468
Private label commercial mortgage-backed securities	8,070	8,023	4,793	4,779	0	0
Total Available-for-Sale Debt Securities	$561,794	$498,033	$559,837	$487,980	$511,592	$517,679

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	December 31,	September 30,	December 31,
	2022	2022	2021
Commercial:
Commercial loans secured by real estate	$682,249	$658,861	$569,840
Commercial and industrial	178,271	172,258	159,073
Paycheck Protection Program - 1st Draw	5	24	1,356
Paycheck Protection Program - 2nd Draw	163	2,011	25,508
Political subdivisions	90,719	83,725	81,301
Commercial construction and land	73,963	76,194	60,579
Loans secured by farmland	12,950	12,839	11,121
Multi-family (5 or more) residential	55,886	59,315	50,089
Agricultural loans	2,435	2,492	2,351
Other commercial loans	14,857	14,636	17,153
Total commercial	1,111,498	1,082,355	978,371
Residential mortgage:
Residential mortgage loans - first liens	509,782	492,854	483,629
Residential mortgage loans - junior liens	24,949	24,208	23,314
Home equity lines of credit	43,798	42,972	39,252
1-4 Family residential construction	30,577	29,950	23,151
Total residential mortgage	609,106	589,984	569,346
Consumer	19,436	17,907	17,132
Total	1,740,040	1,690,246	1,564,849
Less: allowance for loan losses	(16,615)	(16,170)	(13,537)
Loans, net	$1,723,425	$1,674,076	$1,551,312

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2022	2021
Balance, beginning of period	$16,170	$14,547	$13,537	$11,385
Charge-offs	(1,828)	(2,196)	(4,245)	(1,575)
Recoveries	11	25	68	66
Net charge-offs	(1,817)	(2,171)	(4,177)	(1,509)
Provision for loan losses	2,262	3,794	7,255	3,661
Balance, end of period	$16,615	$16,170	$16,615	$13,537

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	December 31,	September 30,	December 31,
	2022	2022	2021
Impaired loans with a valuation allowance	$3,460	$3,396	$6,540
Impaired loans without a valuation allowance	14,871	6,130	2,636
Purchased credit impaired loans	1,027	3,783	6,558
Total impaired loans	$19,358	$13,309	$15,734

Total loans past due 30-89 days and still accruing	$7,079	$3,041	$5,106

Nonperforming assets:
Purchased credit impaired loans	$1,027	$3,783	$6,558
Other nonaccrual loans	22,058	13,176	12,441
Total nonaccrual loans	23,085	16,959	18,999
Total loans past due 90 days or more and still accruing	2,237	3,499	2,219
Total nonperforming loans	25,322	20,458	21,218
Foreclosed assets held for sale (real estate)	275	454	684
Total nonperforming assets	$25,597	$20,912	$21,902

Loans subject to troubled debt restructurings (TDRs):
Performing	$571	$231	$288
Nonperforming	3,856	3,960	5,517
Total TDRs	$4,427	$4,191	$5,805

Total nonperforming loans as a % of total loans	1.46%	1.21%	1.36%
Total nonperforming assets as a % of assets	1.04%	0.87%	0.94%
Allowance for loan losses as a % of total loans	0.95%	0.96%	0.87%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.06%	1.08%	1.08%
Allowance for loan losses as a % of nonperforming loans	65.61%	79.04%	63.80%

(a) Credit adjustment on purchased non-impaired loans at end of period	$1,840	$2,095	$3,335
Allowance for loan losses	16,615	16,170	13,537
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$18,455	$18,265	$16,872
Total loans receivable	$1,740,040	$1,690,246	$1,564,849
Credit adjustment on purchased non-impaired loans at end of period	1,840	2,095	3,335
Total (2)	$1,741,880	$1,692,341	$1,568,184
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.06%	1.08%	1.08%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2022	2022	2021	2022	2021
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(861)	$(866)	$(373)	$(637)	$718
(Amortization) Accretion recognized in interest income	(55)	5	(264)	(279)	(1,355)
Adjustments to gross amortized cost of loans at end of period	$(916)	$(861)	$(637)	$(916)	$(637)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(2,095)	$(2,403)	$(3,836)	$(3,335)	$(5,979)
Accretion recognized in interest income	255	308	501	1,495	2,644
Adjustments to gross amortized cost of loans at end of period	$(1,840)	$(2,095)	$(3,335)	$(1,840)	$(3,335)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)

	December 31,	September 30,	December 31,
	2022	2022	2021
Outstanding balance	$1,833	$5,564	$9,802
Carrying amount	1,027	3,783	6,558

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2022	2022	2021	2022	2021
INTEREST INCOME
Interest-bearing due from banks	$310	$176	$88	$645	$318
Available-for-sale debt securities:
Taxable	2,217	2,138	1,510	8,360	5,114
Tax-exempt	910	947	890	3,721	3,357
Total available-for-sale debt securities	3,127	3,085	2,400	12,081	8,471
Loans receivable:
Taxable	21,979	19,967	16,810	77,641	68,019
Paycheck Protection Program -1st Draw	1	4	187	54	3,476
Paycheck Protection Program - 2nd Draw	58	114	1,457	904	3,054
Tax-exempt	675	635	593	2,471	2,232
Total loans receivable	22,713	20,720	19,047	81,070	76,781
Other earning assets	8	38	13	77	66
Total Interest Income	26,158	24,019	21,548	93,873	85,636

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	844	487	211	1,833	897
Money market	818	639	261	2,088	1,156
Savings	66	66	61	257	231
Time deposits	898	780	447	2,460	2,254
Total interest-bearing deposits	2,626	1,972	980	6,638	4,538
Borrowed funds:
Short-term	127	179	1	429	23
Long-term - FHLB advances	460	332	69	896	399
Senior notes, net	120	119	118	477	293
Subordinated debt, net	230	229	362	1,079	1,309
Total borrowed funds	937	859	550	2,881	2,024
Total Interest Expense	3,563	2,831	1,530	9,519	6,562

Net Interest Income	$22,595	$21,188	$20,018	$84,354	$79,074

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2022	2022	2021	2022	2021
Net Interest Income Under U.S. GAAP	$22,292	$20,879	$19,716	$83,128	$77,939
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	167	179	179	720	673
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	136	130	123	506	462
Net Interest Income as adjusted to a fully taxable-equivalent basis	$22,595	$21,188	$20,018	$84,354	$79,074

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2022	Return/	9/30/2022	Return/	12/31/2021	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$40,288	3.05%	$34,465	2.03%	$152,950	0.23%
Available-for-sale debt securities, at amortized cost:
Taxable	415,538	2.12%	414,147	2.05%	325,682	1.84%
Tax-exempt	146,466	2.46%	150,773	2.49%	140,776	2.51%
Total available-for-sale debt securities	562,004	2.21%	564,920	2.17%	466,458	2.04%
Loans receivable:
Taxable	1,609,563	5.42%	1,582,245	5.01%	1,431,174	4.66%
Paycheck Protection Program - 1st Draw	14	28.34%	34	46.68%	2,702	27.46%
Paycheck Protection Program - 2nd Draw	1,030	22.34%	4,661	9.70%	37,320	15.49%
Tax-exempt	88,583	3.02%	87,330	2.88%	83,197	2.83%
Total loans receivable	1,699,190	5.30%	1,674,270	4.91%	1,554,393	4.86%
Other earning assets	1,048	3.03%	3,925	3.84%	1,953	2.64%
Total Earning Assets	2,302,530	4.51%	2,277,580	4.18%	2,175,754	3.93%
Cash	23,154		23,731		22,850
Unrealized (loss) gain on securities	(70,583)		(44,559)		7,249
Allowance for loan losses	(16,612)		(14,914)		(12,980)
Bank-owned life insurance	31,127		30,991		30,587
Bank premises and equipment	21,752		21,874		20,678
Intangible assets	55,433		55,547		55,887
Other assets	64,341		57,012		45,035
Total Assets	$2,411,142		$2,407,262		$2,345,060

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$478,012	0.70%	$442,647	0.44%	$428,154	0.20%
Money market	427,378	0.76%	438,770	0.58%	446,930	0.23%
Savings	262,269	0.10%	261,422	0.10%	241,352	0.10%
Time deposits	295,920	1.20%	298,628	1.04%	292,973	0.61%
Total interest-bearing deposits	1,463,579	0.71%	1,441,467	0.54%	1,409,409	0.28%
Borrowed funds:
Short-term	14,229	3.54%	33,970	2.09%	2,177	0.18%
Long-term - FHLB advances	62,998	2.90%	51,628	2.55%	35,608	0.77%
Senior notes, net	14,757	3.23%	14,741	3.20%	14,690	3.19%
Subordinated debt, net	24,594	3.71%	24,566	3.70%	32,918	4.36%
Total borrowed funds	116,578	3.19%	124,905	2.73%	85,393	2.56%
Total Interest-bearing Liabilities	1,580,157	0.89%	1,566,372	0.72%	1,494,802	0.41%
Demand deposits	563,567		557,116		523,817
Other liabilities	26,171		23,588		25,951
Total Liabilities	2,169,895		2,147,076		2,044,570
Stockholders' equity, excluding accumulated other comprehensive (loss) income	296,717		295,086		294,659
Accumulated other comprehensive (loss) income	(55,470)		(34,900)		5,831
Total Stockholders' Equity	241,247		260,186		300,490
Total Liabilities and Stockholders' Equity	$2,411,142		$2,407,262		$2,345,060
Interest Rate Spread		3.62%		3.46%		3.52%
Net Interest Income/Earning Assets		3.89%		3.69%		3.65%

Total Deposits (Interest-bearing and Demand)	$2,027,146		$1,998,583		$1,933,226

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2022	Return/	12/31/2021	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$51,407	1.25%	$156,152	0.20%
Available-for-sale debt securities, at amortized cost:
Taxable	410,033	2.04%	262,880	1.95%
Tax-exempt	148,344	2.51%	127,283	2.64%
Total available-for-sale debt securities	558,377	2.16%	390,163	2.17%
Loans receivable:
Taxable	1,533,417	5.06%	1,426,150	4.77%
Paycheck Protection Program - 1st Draw	447	12.08%	44,735	7.77%
Paycheck Protection Program - 2nd Draw	7,959	11.36%	52,917	5.77%
Tax-exempt	86,271	2.86%	72,954	3.06%
Total loans receivable	1,628,094	4.98%	1,596,756	4.81%
Other earning assets	2,321	3.32%	2,404	2.75%
Total Earning Assets	2,240,199	4.19%	2,145,475	3.99%
Cash	22,685		24,132
Unrealized (loss) gain on securities	(38,784)		10,676
Allowance for loan losses	(14,962)		(12,354)
Bank-owned life insurance	30,925		30,373
Bank premises and equipment	21,559		20,814
Intangible assets	55,599		56,086
Other assets	55,567		44,032
Total Assets	$2,372,788		$2,319,234

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$443,107	0.41%	$399,130	0.22%
Money market	443,084	0.47%	433,508	0.27%
Savings	257,156	0.10%	228,411	0.10%
Time deposits	285,264	0.86%	327,816	0.69%
Total interest-bearing deposits	1,428,611	0.46%	1,388,865	0.33%
Borrowed funds:
Short-term	21,766	1.97%	6,269	0.37%
Long-term - FHLB advances	40,194	2.23%	44,026	0.91%
Senior notes, net	14,733	3.24%	9,129	3.21%
Subordinated debt, net	27,116	3.98%	27,399	4.78%
Total borrowed funds	103,809	2.78%	86,823	2.33%
Total Interest-bearing Liabilities	1,532,420	0.62%	1,475,688	0.44%
Demand deposits	551,801		516,535
Other liabilities	23,474		25,785
Total Liabilities	2,107,695		2,018,008
Stockholders' equity, excluding accumulated other comprehensive (loss) income	295,447		292,683
Accumulated other comprehensive (loss) income	(30,354)		8,543
Total Stockholders' Equity	265,093		301,226
Total Liabilities and Stockholders' Equity	$2,372,788		$2,319,234
Interest Rate Spread		3.57%		3.55%
Net Interest Income/Earning Assets		3.77%		3.69%

Total Deposits (Interest-bearing and Demand)	$1,980,412		$1,905,400

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2022	2022	2021	2022	2021
Trust revenue	$1,749	$1,744	$1,980	$6,994	$7,234
Brokerage and insurance revenue	507	696	468	2,291	1,860
Service charges on deposit accounts	1,357	1,105	1,296	5,019	4,633
Interchange revenue from debit card transactions	1,098	1,031	1,001	4,148	3,855
Net gains from sales of loans	24	131	642	757	3,428
Loan servicing fees, net	203	189	147	960	694
Increase in cash surrender value of life insurance	140	133	139	545	573
Other noninterest income	1,032	622	743	3,698	3,580
Total noninterest income, excluding realized gains on securities, net	$6,110	$5,651	$6,416	$24,412	$25,857

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2022	2022	2021	2022	2021
Salaries and employee benefits	$10,135	$10,826	$9,782	$41,833	$37,603
Net occupancy and equipment expense	1,316	1,498	1,244	5,533	4,984
Data processing and telecommunications expenses	1,744	1,719	1,561	6,806	5,903
Automated teller machine and interchange expense	473	397	384	1,601	1,433
Pennsylvania shares tax	493	487	488	1,956	1,951
Professional fees	515	521	560	2,005	2,243
Other noninterest expense	1,911	1,995	1,999	8,221	8,355
Total noninterest expense	$16,587	$17,443	$16,018	$67,955	$62,472